The Victory Portfolios

Dividend Growth Fund

Supplement dated February 12, 2015 to the

Summary Prospectus dated March 1, 2014 (“Summary Prospectus”)

The Board of Trustees of The Victory Portfolios (“Trust”) has approved a Plan of Liquidation (“Plan”) relating to the Dividend Growth Fund, a series of the Trust. It is anticipated that the Dividend Growth Fund will liquidate on April 24, 2015. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Dividend Growth Fund.

Effective February 20, 2015, the Dividend Growth Fund is closed to new shareholder accounts. The Dividend Growth Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Dividend Growth Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Dividend Growth Fund.

In addition, the Summary Prospectus is being revised to reflect a change in the portfolio managers of the Dividend Growth Fund. The following replaces the information under the section “Portfolio Managers” found on Page 5 of the Summary Prospectus:

Lawrence G. Babin is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since 2015.

Paul D. Danes is a Co-Chief Investment Officer (Diversified Equity) of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

Carolyn M. Rains is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

Martin L. Shagrin is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

Thomas J. Uutala is a Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.